SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


             Date of Report: January 3, 2001 (December 19,2000)
             --------------------------------------------------
                        (Date of earliest event reported)


                              YELLOWAVE CORPORATION
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             (Exact name of Registrant as specified in its charter)


          Nevada                     000-05223                  11-1771806
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                     Identification Number)


    11777 San Vicente Blvd., Suite 505, Los Angeles, California    90049
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                (Address of Principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (310) 979-8055



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Item 5. Other Events.

         Legal Proceedings.

         On January 3, 2001, Yellowave Corporation ("the Company") announced it has settled an action the Company had commenced in the U.S. District Court for the Central District of California [No. 00-CIV-08786] against Newtech Broadwidth Ltd ("Newtech"), Myriam Abitbol, Prosper Abitbol, Jacques Ben Ezra and Benayayou Shemesh (collectively, the "Defendants"). See the form of the Company's press release attached hereto as Exhibit 99.1 dated January 3, 2001.

         The settlement agreement required the Defendants to return, and allowed the Company to cancel, 7,425,000 shares of the Company's stock. On or about December 19, 2000, the Defendants remitted the 7,425,000 shares of stock back to the Company whereupon such stock was cancelled thereby completing the settlement agreement.

         As delineated more specifically in the Company's previous Form 8K dated September 26, 2000, this settlement agreement culminates more than four months of litigation between the parties stemming from a Share Purchase Agreement entered into between the Company and the Defendants.

 Under the terms of the Agreement, Newtech agreed to sell to the Company all of the issued and outstanding common stock of Newtech in consideration of 7,425,000 shares of the Company's Common Stock. The Agreement also provided for the satisfaction of certain conditions by the Defendants. The Company alleged that
(a) these conditions were never satisfied, and (b) the Defendants committed fraud in inducing the Company to enter into the Share Purchase Agreement. On August 21, 2000, the Company obtained a temporary restraining order in Federal Court. On September 25, 2000, the Court issued a preliminary injunction against the Defendants barring them from exercising any management or control over the Company.

         Finally, pursuant to the settlement agreement, both the Company and the Defendants executed a Stipulation discontinuing this litigation.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit No.                Description
----------                 -----------
99.1               Press release of Yellowave Corporation dated January 3, 2001




                                    Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YELLOWAVE CORPORATION

January 3, 2001                          By:   /s/ Laura Ballegeer
                                             --------------------------------
                                             Laura Ballegeer, COO and Secretary






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




                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT  TITLE


  99.1             Press release of Yellowave Corporation dated January 3, 2001.











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